                                                                       Exhibit B


                        NWI 1997 ACQUISITION PROPERTIES
                             (AS DEFINED IN NOTE 1)
                       COMBINED STATEMENTS OF REVENUE AND
                         CERTAIN EXPENSES FOR THE YEAR
                  ENDED DECEMBER 31, 1996, FOR THE PERIOD FROM
       AUGUST 1, 1995 (THE RENTAL COMMENCEMENT DATE) TO DECEMBER 31, 1995
           AND FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Weeks Corporation:

We have audited the accompanying combined statements of revenue and certain expenses of the NWI 1997 Acquisition Properties, as defined in Note 1, for each of the year ended December 31, 1996, and for the period from August 1, 1995 (the rental commencement date) to December 31, 1995. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements exclude certain expenses that would not be comparable with those resulting from the operations of the NWI 1997 Acquisition Properties after their acquisition by Weeks Corporation. The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Weeks Corporation's Form 8-K and are not intended to be a complete presentation of the NWI 1997 Acquisition Properties' revenue and expenses.

In our opinion, the combined statements of revenue and certain expenses present fairly, in all material respects, the revenue and certain expenses (exclusive of expenses described in Note 1) of the NWI 1997 Acquisition Properties for the year ended December 31, 1996, and for the period from August 1, 1995 (the rental commencement date) to December 31, 1995, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Atlanta, Georgia
September 8, 1997

                        NWI 1997 ACQUISITION PROPERTIES
                             (AS DEFINED IN NOTE 1)
              COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

-----------------------------------------------------------------------------
                                                           Period From
                             Three Months    Year Ended    Aug. 1, 1995
                            Ended Mar. 31,     Dec. 31,     to Dec. 31,
(In thousands)                    1997           1996           1995
-----------------------------------------------------------------------------
                             (Unaudited)
Revenue:
  Rental income                   $    231     $    702      $    122
  Tenant reimbursements                 49          114            12
-----------------------------------------------------------------------------
                                       280          816           134
-----------------------------------------------------------------------------

Certain Expenses:
  Property operating and
     maintenance                        27          110            29
  Real estate taxes                     24           52             4
-----------------------------------------------------------------------------
                                        51          162            33
-----------------------------------------------------------------------------
Revenue in Excess of
  Certain Expenses                $    229     $    654      $    101
=============================================================================

The accompanying notes are an integral part of these statements.

                        NWI 1997 ACQUISITION PROPERTIES
          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Description of Real Estate Properties Acquired

    The accompanying financial statements include the combined operations (see "Basis of Presentation" below) of two industrial properties (the "NWI 1997 Acquisition Properties") located in Nashville, Tennessee and owned by NWI Warehouse Group, L.P. NWI is a related party of Weeks Corporation (the "Company") and Weeks Realty, L.P. (the "Operating Partnership") resulting from its ownership interests in the Company and the Operating Partnership.

    On November 30, 1996, the Company, through the Operating Partnership, acquired the business operations of NWI and a significant portion of its industrial property portfolio. In conjunction with the initial closing transactions, the Company agreed, subject to completion of certain properties under development and the updating of its due diligence procedures, to acquire additional industrial properties from NWI. As detailed in the table below, the Company has acquired the following properties from NWI during 1997 on the dates detailed below.


        Date                                        Year       Square
      Acquired      Property Name               Constructed     Feet       Property Type
    -----------------------------------------------------------------------------------------------
       3/31/97      277 Mallory Station Rd.         1995       127,285     Business distribution
       3/31/97      735 Melrose Ave.                1995       165,902     Bulk warehouse

    Basis of Presentation

    The accompanying combined financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the NWI 1997 Acquisition Properties after their acquisition by the Operating Partnership, such as property management fees, interest, depreciation, amortization and other costs not directly related to the future operations of the NWI 1997 Acquisition Properties.

    The NWI 1997 Acquisition Properties commenced rental operations on August 1, 1995. In periods prior to August 1, 1995, the buildings were under development. As such, the accompanying statements of revenue and certain expenses reflect only periods subsequent to the commencement of rental operations.

    Use of Estimates

    The preparation of the combined statements of revenue and certain expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    Revenue Recognition

    All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

2.  LEASING ACTIVITY:

    Future minimum rentals due under noncancelable operating leases with tenants as of December 31, 1996, are as follows (in thousands):

    ---------------------------------------------------------------
                Year                            Amount
    ---------------------------------------------------------------
                1997                            $  904
                1998                               901
                1999                               881
                2000                               722
                2001                               312
             Thereafter                            584
    ---------------------------------------------------------------
                                                $4,304
    ---------------------------------------------------------------

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $49,000 for the three months ended March 31, 1997 (unaudited), $114,000 for the year ended December 31, 1996, and $12,000 for the period from August 1, 1995 to December 31, 1995. Certain leases contain options to renew.